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                                                                   EXHIBIT 10.31

                                 LOAN AGREEMENT

AGREEMENT dated 24/10  1994 between:

1. BRILLIANT INTERACTIVE IDEAS PTY LTD A.C.N 061 288 668 of 17 The Corso Manley 2095 (the "Debtor" ); and

2. PACIFIC INTERACTIVE EDUCATION PTY LTD A.C.N. 059 193 289 of 30 Avoca St Bondi 2026 (the "Creditor").

IT IS AGREED as follows:

1.   DEFINITION AND INTERPRETATION
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1.1  Definitions
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The following definitions apply unless the context requires otherwise:

"Event of Default" means any event referred to in Clause 4.1.

"Interest Rate" means the rate of 12.5% per annum.

"Principal Sum" means an amount not exceeding $800,000.

1.2  Interpretation
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Headings are for convenience only and do not affect interpretation.  The following rules of interpretation apply unless the context  requires otherwise.

(a)  The singular includes the plural and otherwise.

(b)  A gender includes all gender.

(c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d) A reference to a person includes a body corporate, and unincorporated body or other entity and conversely.

(e) A reference to a Clause or Schedule is to a clause of or schedule to this Agreement.

(f) A reference to any part to this Agreement or any other agreement or document includes the party's successors and permitted assigns.

(g) A reference to any agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by the Agreement or that other agreement or document.
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(h)  A reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

(i)  A reference to "dollars" or "$" is to Australian currency.

(j) A reference to a right or obligation of any two or more persons confers that right, or imposes that obligation, as the case may be, jointly and severally.

(k) A reference to conduct includes, without limitation, any omission, statement or undertaking, whether or not in writing.

2.   AGREEMENT TO LEND
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Upon the execution of this Agreement the Creditor shall lend the Principal Sum to the Debtor in full or in installments as requested by the Debtor. The Debtor acknowledges that $720,000 has been advanced by the Creditor prior to execution of this Agreement which amounts are all subject to the terms and conditions contained herein.

3.   PAYMENT BY THE DEBTOR
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In consideration of the Creditor lending the Principal Sum to the Debtor, the
Debtor agrees with the Creditor as follows:

3.1  Principal Sum
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The Debtor shall repay the Principal Sum to the Creditor on or before 31
December 1994.

3.2  Interest
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(a)  The Debtor shall pay interest on the amount of the Principal Sum at the
     Interest Rate to the Creditor on the last business day of each calendar month.

(b)  That interest rate shall:

     (i)   accrue from day to day;

     (ii)  be calculated on monthly rests; and

     (iii) be calculated from the date of each advance of the Principal Sum.

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3.3  Other moneys
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The Debtor shall pay on demand all the moneys payable under this Agreement by the Debtor to the Creditor.

3.4  Expenses
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The Debtor shall pay to the Creditor on demand all moneys (including, without limitation, all stamp duty and all legal costs and expenses as between solicitor and own client) which the Creditor pays or is liable to pay;

(a) in relation to the preparation, execution and completion of this Agreement; and

(b)  by reason of any Event of Default.

3.5  Manner of payment
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The Debtor shall pay to the Creditor the Principal Sum and interest and other moneys:

(a) by bank cheque delivered to the address of the Creditor specified in the Agreement or at any other address as may be notified; or

(b)  in immediately available funds to the account specified,

by the Creditor to the Debtor from time to time.

4.   DEFAULT
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4.1  Events of Default
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Each of the following is an Event of Default:

(a) A Debtor fails to pay an amount payable by it under this Agreement when due.

(b) A Debtor is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspects or threatens to stop or suspend payment of all or a class of its debts.

4.2  Consequences
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At any time after an Event of Default, the Creditor may by notice to the Debtor declare the Principal Amount and interest and other moneys immediately due and payable, and the Debtor shall immediately pay such amounts to the Creditor.

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5.   NOTICES
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Any notice given under this Agreement:

(a)  must be in writing;

(b)  must be signed by the sender or a person duly authorised by the sender; and

(c) will be taken to be duly given when delivered, received or left at the address of the recipient specified in the Agreement or at any other address it may have notified the sender.

6.   ENTIRE AGREEMENT
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This Agreement contains the entire agreement between the parties with respect to its subject matter. It sets out the only conduct relied on by the parties and supersedes all earlier conduct by the parties with respect to its subject matter.

7.   AMENDMENT
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This Agreement may be amended only by another agreement executed by all parties.

8.   ASSIGNMENT
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The rights and obligations of each party under this Agreement are personal.
They cannot be assigned, charged or otherwise dealt with, and no party shall attempt or purport to do so, without the prior written consent of all the parties.

9.   NO WAIVER
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No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or any other right, power or remedy.

10.  NO MERGER
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The rights and obligations of the parties will not merge on completion of any transaction under this Agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

11.  GOVERNING LAW
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This Agreement is governed by the laws of New South Wales.  The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

     EXECUTED as an Agreement in Sydney.

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SIGNED by BRILLIANT INTERACTIVE IDEAS PTY LTD
In the presence of:

                                           /s/ G. Druckerman
                                           -------------------------------------
                                                         Signature

/s/ E. Druckerman
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Witness

                                           G. Druckerman
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                                                         Print Name

E. Druckerman
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Print Name


SIGNED by PACIFIC INTERACTIVE EDUCATION PTY LTD in the presence of:

                                           /s/ M. Miller
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                                                         Signature

/s/ C.M. Lowery
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Witness

                                           M. Miller
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                                                         Print Name

Catherine Lowery
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Print Name

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